111




                           AMENDMENT NO. 2

                     DATED AS OF JANUARY 1, 2001

                               OF THE

                         SHARED ASSETS AREA

                         OPERATING AGREEMENT

                                 FOR

                             NORTH JERSEY


                       Dated as of June 1, 1999

                             By and Among

                     CONSOLIDATED RAIL CORPORATION,

                     CSX TRANSPORTATION, INC. and

                   NORFOLK SOUTHERN RAILWAY COMPANY


                                 112

                            AMENDMENT NO. 2
                                OF THE
                          SHARED ASSETS AREA
                          OPERATING AGREEMENT
                                 FOR
                             NORTH JERSEY


     This AMENDMENT NO. 2 dated as of January 1, 2001
("Amendment No. 2") OF THE SHARED ASSETS AREA OPERATING
AGREEMENT for North Jersey ("Agreement") dated as of June 1, 1999, is by and among Consolidated Rail
Corporation ("CRC"), CSX Transportation, Inc. ("CSXT") and Norfolk Southern Railway Company ("NSR").

                        W I T N E S S E T H:

     WHEREAS, the parties have previously entered into the Agreement;

     WHEREAS, the parties now desire to amend the Agreement with respect to the funding of capital improvements in the Shared Assets Areas ("SAAs") as more fully set forth below:

     WHEREAS, it is the intent of the parties that, except as expressly amended hereby, the Agreement shall remain unamended and in full force and effect;

     NOW, THEREFORE, the parties hereby amend the Agreement as follows:

     SECTION 1.  Definitions.  Capitalized terms used in
this Amendment and not defined herein shall have the meanings assigned to such terms in the Agreement.

     SECTION 2. Amendments of the Agreement. The Agreement is hereby amended pursuant to and in compliance with
Section 17 as follows:

(a) The text of Section 6(b) is hereby deleted in its entirety and the following substituted therefor:

"(b) CRC Board Approved Projects. Either of two options for initial funding and reimbursement by the Operators may be determined by the CRC Board at the time it approves a particular project. In the event the CRC Board does not specify the method of initial funding and reimbursement in the resolution authorizing the project, then Option One described below shall be the method of such funding and reimbursement.

                                113

(i) Option One: Each Operator shall be responsible for an equal share of the initial budgeted funding of each capital improvement project which has been approved by the CRC Board and is included in an approved Capital Expenditure Budget, except as provided in Section 6(c). A final accounting shall be made to adjust the initial budgeted funding to the actual project cost as specified in the Accounting Plan.

(ii) Option Two: CRC shall provide the funding for the proposed capital improvement project, except as provided in
Section 6(c).

     The options for the method of reimbursement are set forth in Section 9(e)(ii)."

(b) The text of Section 9(e)(ii) is hereby deleted in its entirety and the following substituted therefor:

     "(ii)   With respect to Budgeted Capital Expenditures
approved by the CRC Board:

(A) If Option One, as described in Section 6(b), is used for the initial funding of the particular capital improvement project, then one-twelfth (1/12) of fifty percent
(50%) of the annual amount of the Budgeted Capital
Expenditures for the particular capital improvement project;
or

(B) If Option Two is used for the initial funding of the particular capital improvement project, then one hundred and two percent (102%) of fifty percent (50%) of the monthly book depreciation for the particular capital improvement project."


     SECTION 3. Effectiveness. This Amendment No. 2 shall become effective as of January 1, 2001 (the "Amendment Date").

     SECTION 4. Integration; Confirmation. On and after the Amendment No. 2 Date, each reference in the Agreement to "this Agreement," herein, "hereunder" or words of similar import, and each reference in any Note or other document delivered in connection with the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment No. 2, and the Agreement as so amended shall be read as a single integrated document. Except as specifically amended by this Amendment No. 2, all other terms and provisions of the Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

     SECTION 5. Confirmation of Agreement. In all respects not inconsistent with the terms and provisions of this Amendment
No. 2, the Agreement is hereby ratified, adopted, approved and confirmed.

     SECTION 6. Counterparts. This Amendment No. 2 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                     114

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the day and year first above written.


                         CSX TRANSPORTATION, INC.


                         By:
                         Name:
                         Title:


                         NORFOLK SOUTHERN RAILWAY COMPANY


                         By:
                         Name:
                         Title:


                         CONSOLIDATED  RAIL CORPORATION


                         By:
                         Name:
                         Title:


                                    115



                           AMENDMENT NO. 2

                     DATED AS OF JANUARY 1, 2001

                               OF THE

                         SHARED ASSETS AREA

                         OPERATING AGREEMENT

                                FOR

                      SOUTH JERSEY/PHILADELPHIA


                       Dated as of June 1, 1999

                            By and Among

                    CONSOLIDATED RAIL CORPORATION,

                    CSX TRANSPORTATION, INC. and

                   NORFOLK SOUTHERN RAILWAY COMPANY


                                  116

                            AMENDMENT NO. 2
                                 OF THE
                           SHARED ASSETS AREA
                           OPERATING AGREEMENT
                                  FOR
                        SOUTH JERSEY/PHILADELPHIA


     This AMENDMENT NO. 2 dated as of January 1, 2001
("Amendment No. 2") OF THE SHARED ASSETS AREA OPERATING
AGREEMENT for South Jersey/Philadelphia ("Agreement") dated as of June 1, 1999, is by and among Consolidated Rail
Corporation ("CRC"), CSX Transportation, Inc. ("CSXT") and
Norfolk Southern Railway Company ("NSR").

                          W I T N E S S E T H:

     WHEREAS, the parties have previously entered into the Agreement;

     WHEREAS, the parties now desire to amend the Agreement with respect to the funding of capital improvements in the Shared Assets Areas ("SAAs") as more fully set forth below:

     WHEREAS, it is the intent of the parties that, except as expressly amended hereby, the Agreement shall remain unamended and in full force and effect;

     NOW, THEREFORE, the parties hereby amend the Agreement as follows:

     SECTION 1. Definitions. Capitalized terms used in this Amendment and not defined herein shall have the meanings assigned to such terms in the Agreement.

     SECTION 2. Amendments of the Agreement. The Agreement is hereby amended pursuant to and in compliance with Section 17 as follows:

     (a) The text of Section 6(b) is hereby deleted in its entirety and the following substituted therefor:

     "(b)    CRC Board Approved Projects.  Either of two options
for initial funding and reimbursement by the Operators may be determined by the CRC Board at the time it approves a particular project. In the event the CRC Board does not specify the method of initial funding and reimbursement in the resolution authorizing the project, then Option One described below shall be the method of such funding and reimbursement.

(i) Option One: Each Operator shall be responsible for an equal share of the initial budgeted funding of each capital improvement

                                        117

project which has been approved by the CRC Board and is included in an approved Capital Expenditure Budget, except as provided in Section 6(c). A final accounting shall be made to adjust the initial budgeted funding to the actual project cost as specified in the Accounting Plan.

(ii) Option Two: CRC shall provide the funding for the proposed capital improvement project, except as provided in
Section 6(c).

     The options for the method of reimbursement are set forth in Section 9(e)(ii)."

(b) The text of Section 9(e)(ii) is hereby deleted in its entirety and the following substituted therefor:

   "(ii)    With respect to Budgeted Capital Expenditures
approved by the CRC Board:

(A) If Option One, as described in Section 6(b), is used for the initial funding of the particular capital improvement project, then one-twelfth (1/12) of fifty percent
(50%) of the annual amount of the Budgeted Capital Expenditures for the particular capital improvement project; or

(B) If Option Two is used for the initial funding of the particular capital improvement project, then one hundred and two percent (102%) of fifty percent (50%) of the monthly book depreciation for the particular capital improvement project."

     SECTION 3. Effectiveness. This Amendment No. 2 shall become effective as of January 1, 2001 (the "Amendment Date").

     SECTION 4. Integration; Confirmation. On and after the Amendment No. 2 Date, each reference in the Agreement to "this Agreement," herein, "hereunder" or words of similar import, and each reference in any Note or other document delivered in connection with the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment No. 2, and the Agreement as so amended shall be read as a single integrated document. Except as specifically amended by this Amendment No. 2, all other terms and provisions of the Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

     SECTION 5. Confirmation of Agreement. In all respects not inconsistent with the terms and provisions of this Amendment No. 2, the Agreement is hereby ratified, adopted, approved and confirmed.

     SECTION 6. Counterparts. This Amendment No. 2 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                118

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the day and year first above written.


                         CSX TRANSPORTATION, INC.


                         By:
                         Name:
                         Title:


                         NORFOLK SOUTHERN RAILWAY COMPANY


                         By:
                         Name:
                         Title:


                         CONSOLIDATED  RAIL CORPORATION


                         By:
                         Name:
                         Title:


                                119


                           AMENDMENT NO. 2

                     DATED AS OF JANUARY 1, 2001

                               OF THE

                         SHARED ASSETS AREA

                        OPERATING AGREEMENT

                                FOR

                              DETROIT

                      Dated as of June 1, 1999

                            By and Among

                   CONSOLIDATED RAIL CORPORATION,

                   CSX TRANSPORTATION, INC. and

                 NORFOLK SOUTHERN RAILWAY COMPANY



                                 120


                           AMENDMENT NO. 2
                               OF THE
                         SHARED ASSETS AREA
                         OPERATING AGREEMENT
                                 FOR
                               DETROIT


     This AMENDMENT NO. 2 dated as of January 1, 2001 ("Amendment No. 2") OF THE SHARED ASSETS AREA OPERATING AGREEMENT for Detroit ("Agreement") dated as of June 1, 1999, is by and among Consolidated Rail Corporation ("CRC"), CSX Transportation, Inc. ("CSXT") and Norfolk Southern Railway Company ("NSR").

                          W I T N E S S E T H:

     WHEREAS, the parties have previously entered into the Agreement;

     WHEREAS, the parties now desire to amend the Agreement with respect to the funding of capital improvements in the Shared Assets Areas ("SAAs") as more fully set forth below:

     WHEREAS, it is the intent of the parties that, except as expressly amended hereby, the Agreement shall remain unamended and in full force and effect;

     NOW, THEREFORE, the parties hereby amend the Agreement as follows:

     SECTION 1. Definitions. Capitalized terms used in this Amendment and not defined herein shall have the meanings assigned to such terms in the Agreement.

     SECTION 2. Amendments of the Agreement. The Agreement is hereby amended pursuant to and in compliance with
Section 17 as follows:

(a) The text of Section 6(b) is hereby deleted in its entirety and the following substituted therefor:

   "(b)    CRC Board Approved Projects.  Either of two options
for initial funding and reimbursement by the Operators may be determined by the CRC Board at the time it approves a particular project. In the event the CRC Board does not specify the method of initial funding and reimbursement in the resolution authorizing the project, then Option One described below shall be the method of such funding and reimbursement.

(i) Option One: Each Operator shall be responsible for an equal share of the initial budgeted funding of each capital improvement project which has been approved by the CRC Board and is included in an approved Capital Expenditure Budget, except as provided

                                     121

in Section 6(c). A final accounting shall be made to adjust the initial budgeted funding to the actual project cost as specified in the Accounting Plan.

(ii) Option Two: CRC shall provide the funding for the proposed capital improvement project, except as provided in
Section 6(c).

     The options for the method of reimbursement are set forth in Section 9(e)(ii)."

    (b) The text of Section 9(e)(ii) is hereby deleted in its entirety and the following substituted therefor:

  "(ii)    With respect to Budgeted Capital Expenditures approved
by the CRC Board:

(A) If Option One, as described in Section 6(b), is used for the initial funding of the particular capital improvement project, then one-twelfth (1/12) of fifty percent
(50%) of the annual amount of the Budgeted Capital Expenditures for the particular capital improvement project; or

(B) If Option Two is used for the initial funding of the particular capital improvement project, then one hundred and two percent (102%) of fifty percent (50%) of the monthly book depreciation for the particular capital improvement project."


     SECTION 3. Effectiveness. This Amendment No. 2 shall become effective as of January 1, 2001 (the "Amendment Date").

     SECTION 4. Integration; Confirmation. On and after the Amendment No. 2 Date, each reference in the Agreement to "this Agreement," herein, "hereunder" or words of similar import, and each reference in any Note or other document delivered in connection with the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment No. 2, and the Agreement as so amended shall be read as a single integrated document. Except as specifically amended by this Amendment No. 2, all other terms and provisions of the Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects.

     SECTION 5. Confirmation of Agreement. In all respects not inconsistent with the terms and provisions of this Amendment No. 2, the Agreement is hereby ratified, adopted, approved and confirmed.

     SECTION 6. Counterparts. This Amendment No. 2 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                               122

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the day and year first above written.


                         CSX TRANSPORTATION, INC.


                         By:
                         Name:
                         Title:


                         NORFOLK SOUTHERN RAILWAY COMPANY


                         By:
                         Name:
                         Title:


                         CONSOLIDATED RAIL CORPORATION


                         By:
                         Name:
                         Title: